PENSIONS - Assumptions Used (Details)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Weighted average assumptions used in calculating benefit obligation:
Discount rate	1.68%	2.61%
Rate of compensation increase	2.29%	2.15%
Weighted average assumptions used in calculating net periodic benefit cost:
Discount rate	1.69%	2.63%
Expected return on plan assets	2.06%	2.81%
Rate of compensation increase	2.31%	2.20%